EXHIBIT 10.27

EXTENSION OF THE VALIDITY OF THE PURCHASE AGREEMENT

Appendix to Purchase Agreement Nr. 1201000

THIS AGREEMENT is made and entered into this 9th day of September 2002 by and between

NOKIA CORPORATION, represented through its Nokia Networks business group, a company incorporated in Finland with its principal office at Keilalahdentie 4, 02150 Espoo, Finland

AND

ENDWAVE CORPORATION, a company incorporated under the laws of the State of Delaware, USA, with its principal office at 990 Almanor Avenue, Sunnyvale, CA 94085, USA.

By this Agreement on the extension of the validity of the Purchase Agreement, the Parties agree to extend the validity of the Purchase Agreement Nr. 1201000 entered into by the Parties on 07.11.2000 by one (1) year until December 31, 2003.

The Purchase Agreement Nr. 1201000 shall to all parts remain in full force and effect, in accordance with the terms and conditions thereof.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives.

SIGNED FOR AND ON BEHALF OF NOKIA CORPORATION Nokia Networks	SIGNED FOR AND ON BEHALF OF ENDWAVE CORPORATION

/s/ VILLE TAIPALE Name: Ville Taipale Title: Date: Place:	/s/ EDWARD A. KEIBLE, JR. Name: Edward A. Keible, Jr. Title: President and CEO Date: September 9, 2002 Place: Sunnyvale, CA USA